Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I, Emmanuel Roman, Chairman of the Board and Co-Chief Executive Officer of GLG Partners, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Emmanuel Roman
Emmanuel Roman
Co-Chief Executive Officer

Date: March 2, 2009